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                                                                   EXHIBIT 10.12


        EXTENSION AND SECOND MODIFICATION TO MANUFACTURING, DISTRIBUTING
                        AND TECHNOLOGY LICENSE AGREEMENT


         This EXTENSION AND SECOND MODIFICATION TO MANUFACTURING, DISTRIBUTING AND TECHNOLOGY LICENSE AGREEMENT (this "Second Modification") is made and entered into as of the 13th day of July, 2001 by and between Image Sensing Systems, Inc., a Delaware corporation located at 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104 (hereinafter, "ISS") and Econolite Control Products, Inc., a California corporation located at 3360 E. La Palma Avenue, Anaheim, California 92806 (hereinafter, "Econolite"). ISS and Econolite were the parties to the original MANUFACTURING, DISTRIBUTING AND TECHNOLOGY LICENSE AGREEMENT dated June 11, 1991 (the "Agreement") which was subsequently modified, in part, in a MODIFICATION TO MANUFACTURING, DISTRIBUTING AND TECHNOLOGY LICENSE AGREEMENT dated September 1, 2000 (the "Modification") and a Letter Agreement dated June 19, 1997 (the "Letter Agreement").

                                    Recitals

         A. The parties have operated successfully under the Agreement, as modified, for more than 10 years.

         B. The Agreement, as modified, will, under its terms, terminate on June 11, 2006.

         C. The parties acknowledge that significant planning is required to insure continued success of joint efforts, and the planning horizon exceeds five years from the date hereof.

         D. The parties hereto desire to extend the term of the Agreement and to add or modify certain provisions.

         NOW, THEREFORE, for and in consideration of the foregoing premises, and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. ARTICLE VIII. DURATION AND TERMINATION is hereby modified to provide that the "initial term" is increased by five additional years, to a total of 20 years from the Effective Date, which the parties agree was June 11, 1991. The Agreement shall be automatically renewed thereafter for additional one year extension terms unless terminated by either party giving advance written notice at least sixty (60) days prior to the expiration of the initial term, as modified, or any extension term.

         2. Section H of ARTICLE II. RESPONSIBILITIES OF ECONOLITE is deleted in its entirety and a new Section H of ARTICLE II is adopted as follows:

                  "H. Econolite will designate one or more employees to assume responsibility as product line marketing manager or managers for the Products, and one or more employees to assume responsibility for hardware engineering







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         tasks associated with the Products, and give ISS written notice of these designations. The parties will hold quarterly business and engineering meetings at places to be determined by the parties from time to time. In addition, on or before December 1 of each calendar year, an annual Joint Business Plan for development, promotion and sale of the Products will be developed among the senior executives of Econolite and ISS, including the Chief Executive Officers of each company."

         3. A new Section L of ARTICLE II. RESPONSIBILITIES OF ECONOLITE shall be added, containing the same terms as Section B of ARTICLE III.
RESPONSIBILITIES OF ISS as follows:

                  "L. Econolite shall provide, support, protect and maintain documentation for all Econolite created Product-related hardware and software designs and codes at the sole expense of Econolite. Copies of the documentation will be deposited in safekeeping at a location outside the facilities of Econolite, and the location disclosed to ISS."

         4. Except as modified herein, each and every other provision of the Agreement, as modified by the Modification and the Letter Agreement are confirmed and reaffirmed.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification effective as of the date first set out above.

IMAGE SENSING SYSTEMS, INC.             ECONOLITE CONTROL PRODUCTS, INC.


By:      /s/ William L. Russell         By:     /s/ Gary Dunn
     -------------------------------            --------------------------------
Title:   President & CEO                Title:  Senior Vice President, Product
        ----------------------------            Development
                                                --------------------------------




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